Exhibit 99.1

1 UNITED STATES DISTRICT COURT DISTRICT OF MARYLAND ROBERT WOJCIK, derivatively on behalf of OMEGA HEALTHCARE INVESTORS, INC. Plaintiff, v. OMEGA HEALTHCARE INVESTORS, INC., C. TAYLOR PICKETT, ROBERT O. STEPHENSON, DANIEL J. BOOTH, CRAIG M. BERNFIELD, NORMAN R. BOBINS, CRAIG R. CALLEN, BARBARA B. HILL, HAROLD J. KLOOSTERMAN, BERNARD J. KORMAN, EDWARD LOWENTHAL, BEN W. PERKS, STEPHEN D. PLAVIN, KAPILA K. ANAND, and BURKE W. WHITMAN, Defendants. Case No.: 1:20-cv-03491-JKB STIPULATION OF SETTLEMENT This stipulation of settlement (“Stipulation”), dated February 22, 2024, is made and entered into by and among the Settling Parties, by and through their respective counsel of record in this derivative action (“Derivative Action”).1 This Stipulation is intended by the Settling Parties to fully, finally, and forever, resolve, discharge, and settle the Released Claims, subject to the terms and conditions set forth herein. I. FACTUAL AND PROCEDURAL BACKGROUND A. Proceedings in this Action On December 12, 2020, plaintiff Robert Wojcik (“Plaintiff”) filed this verified shareholder 1 Terms not otherwise defined shall have the meaning set forth in Section V.1 of this Stipulation.

2 derivative complaint on behalf of nominal defendant Omega Healthcare Investors, Inc. (“Omega” or the “Company”) for alleged violations of Section 14(a) of the Exchange Act, for contribution under Sections 10(b) and 21D of the Exchange Act, as well as claims for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets, relating to lack of diversity, discrimination, race, gender, and social justice, as well as relating to statements concerning the financial condition of one of Omega’s tenants as alleged in a securities class action that is described below. Pursuant to the parties’ agreement, the Court so ordered a stipulation to stay the Derivative Action on December 21, 2020, which stay was subsequently continued thereafter. On October 4, 2022, the Court entered a Stipulation and Protective Order Regarding Confidential Information, and on October 10, 2022, Defendants produced documents to Plaintiff subject to the terms of the protective order. B. Proceedings in the Securities Class Action On November 16, 2017, Dror Gronich filed a class action for violations of the federal securities laws on behalf of a class of all Persons who purchased or otherwise acquired the securities of Omega between February 8, 2017, and October 31, 2017, in the United States District Court for the Southern District of New York (“New York Federal Court”), captioned Gronich v. Omega Healthcare Investors, Inc., et al., 1:17-cv-08983 (“Gronich”). On November 17, 2017, Steve Klein filed a substantially similar, related class action complaint for violations of the federal securities laws, captioned Klein v. Omega Healthcare Investors, Inc., et al., 1:17-cv-09024 (“Klein”). On March 27, 2018, pursuant to the Private Securities Litigation Reform Act of 1995, 15 U.S.C. §78u-4(a)(3), et seq., the Gronich and Klein cases were consolidated under the caption In Re Omega Healthcare Investors, Inc. Securities Litigation, 1:17-cv-08983 (the “Securities Class Action”). The Securities Class Action alleged violations of §§ 10(b) and 20(a) of the Securities

3 Exchange Act of 1934, 15 U.S.C. §§78j(b) and 78t(a) primarily relating to statements concerning the financial condition of one of Omega’s tenants. On April 25, 2023, the New York Federal Court approved a settlement resolving all claims in the Securities Class Action. C. Proceedings in Related Derivative Actions On August 22, 2018, Stourbridge Investments LLC filed a stockholder derivative action on behalf of nominal defendant Omega for alleged violations of §14(a) of the Securities Exchange Act of 1934, breaches of fiduciary duties, abuse of control, and gross mismanagement, primarily relating to matters alleged in the Securities Class Action, in the New York Federal Court, captioned Stourbridge Investments, LLC v. Callen et al., Case No. 1:18-cv-07638 (the “Stourbridge Action”). The Stourbridge Action was stayed on October 10, 2018. Pursuant to the parties’ request by joint letter, dated January 30, 2024, the case will remain stayed until March 1, 2024. On January 30, 2019, Philip Swan filed a substantially similar stockholder derivative action on behalf of nominal defendant Omega for alleged breaches of fiduciary duty, waste of corporate assets, and unjust enrichment in the Baltimore City Circuit Court, Maryland (“Baltimore Court”) captioned Swan v, Pickett et al., Case No. 24-C-19-000573 (“Swan Action,” and together with the Stourbridge Action, the “Other Derivative Actions”). On February 21, 2019, Tom Bradley filed a substantially similar stockholder derivative complaint in the Baltimore Court captioned Bradley, et al. v. Callen et al., Case No. 24-C-19-000972 that was consolidated into the Swan Action. Pursuant to the parties’ agreement, the Swan Action was stayed pursuant to court order on October 11, 2019, which stay was subsequently continued on January 6, 2022, and again on October 17, 2023. D. Settlement Efforts In December 2020, the Settling Parties and the parties in the Securities Class Action and Other Derivative Actions engaged the services of neutral mediator David Murphy, Esq. of Phillips ADR (“Mediator”), to assist in settlement discussions.

4 On December 31, 2020, the Settling Parties exchanged confidential mediation briefs. Plaintiff submitted a settlement demand with his mediation brief that included a corporate governance reforms proposal and a damages analysis. On January 13, 2021, the Settling Parties, and the parties in the Securities Class Action and Other Derivative Actions, participated in an all-day mediation session via Zoom with the Mediator. The mediation did not result in an agreement, but the parties remained in contact with the Mediator, conducting informal and formal negotiations over the 19 months that followed. On September 30, 2022, the Settling Parties engaged in a second all-day mediation session in person in New York, New York with the Mediator. The parties in the Securities Class Action and Other Derivative Actions attended this mediation session in person or via Zoom. That session ultimately resulted in a resolution of the Securities Class Action, but no agreement to resolve the Derivative Action or Other Derivative Actions was reached. The Settling Parties continued to engage in informal and formal arms-length negotiations directly and through the Mediator. Throughout the year 2023, the Settling Parties exchanged numerous proposals and counterproposals to resolve the Derivative Action, including verbal discussions and comprehensive written proposals. The Settling Parties ultimately agreed in principle on September 21, 2023, on the material terms, including the corporate governance reforms relating to diversity, discrimination, race, gender, or social justice adopted by Omega (“Corporate Governance Reforms”), to resolve the Derivative Action, which were subsequently memorialized in this Stipulation.2 Following the Settling Parties’ agreement in principle on the material terms of a settlement, 2 This Stipulation does not resolve the Other Derivative Actions. The parties to the Other Derivative Actions have agreed to enter into a separate stipulation of settlement.

5 on November 14, 2023, the Settling Parties engaged in a third all-day mediation session in person in New York, New York with the Mediator to negotiate the attorneys’ fees and expenses that would be payable by Omega’s insurers in recognition of the substantial benefits achieved through settlement. The parties in the Other Derivative Actions attended this mediation session in person or via Zoom. The mediation did not result in an agreement between the Settling Parties on attorneys’ fees and expenses, but the Settling Parties remained in contact with the Mediator. Ultimately, on November 17, 2023, the Settling Parties accepted the Mediator’s double-blind proposal for Omega’s insurers to pay $850,000 in attorneys’ fees and expenses to Plaintiff’s Counsel, subject to Court approval. II. PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT Plaintiff believes that the Derivative Action has substantial merit, and Plaintiff’s entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Action. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Action against the Individual Defendants through trial and possible appeals. Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiff’s Counsel are also mindful of the inherent problems of pleading the futility of a pre-suit litigation demand in derivative litigation, and the possible defenses to the claims alleged in the Derivative Action. Plaintiff’s Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing and analyzing Omega press releases, public statements, and filings with the U.S. Securities and Exchange Commission; (ii) reviewing and analyzing securities analysts’

6 reports and advisories and media reports about the Company; (iii) reviewing and analyzing the pleadings and orders in the Securities Class Action; (iv) researching the applicable law with respect to the claims alleged and the potential defenses thereto; (v) preparing and filing the complaint in the Derivative Action; (vi) researching and evaluating factual and legal issues relevant to the claims; (vii) reviewed thousands of pages of confidential internal corporate documents produced by Defendants; (viii) engaging in settlement negotiations with Defendants’ counsel regarding the specific facts, and perceived strengths and weaknesses of the Derivative Action, and other issues in an effort to facilitate negotiations; (ix) researching the Company’s corporate governance structure in connection with settlement efforts; (x) preparing a comprehensive settlement demand and modified demands over the course of the Settling Parties’ settlement negotiations; (xi) negotiating and drafting a memorandum of understanding setting forth the agreement in principle among the Settling Parties; (xii) participating in the three full-day mediation sessions; and (xiii) negotiating and drafting this comprehensive Stipulation. Based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff’s Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Omega. Based upon Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of Omega and have agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein. III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Derivative Action, and the Individual Defendants have expressly denied and continue to deny all allegations of wrongdoing or liability against them arising out of any conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative

7 Action. Nonetheless, Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Derivative Action. Defendants have determined that is it in the best interests of Omega for the Derivative Action to be settled in the manner and upon the terms and conditions set in this Stipulation. Neither this Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to this Stipulation, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever. IV. BOARD APPROVAL OF THE SETTLEMENT Omega, acting through its Board, reviewed the allegations and the terms of the Settlement, and in a good faith exercise of business judgment approved by a resolution that the Settlement, as set forth in this Stipulation, and separately the Corporate Governance Reforms, as set forth in Exhibit A hereto, provide substantial benefits to Omega, are in the best interests of Omega, and are fair, reasonable, and adequate. V. TERMS OF THE STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the undersigned counsel for the Settling Parties herein, in consideration of the benefits flowing to the Settling Parties from the Settlement, and subject to the approval of the Court, that the claims asserted in the Derivative Action and the Released Claims shall be finally and fully compromised, settled, and released, with full preclusive effect as to all Settling Parties, upon and subject to the terms and conditions of this Stipulation, as set below: 1. Definitions As used in this Stipulation, the following terms have the meanings specified below: 1.1 “Applicable Law” means all federal, state and local laws, rules, regulations and

8 policies applicable to Omega. 1.2 “Bankruptcy Proceedings” means any proceedings by or on behalf of Omega, whether voluntary or involuntary, that are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action, as described in paragraph V.7.1 of this Stipulation. 1.3 “Board” means the board of directors of Omega. 1.4 “Court” means the United States District Court for the District of Maryland, which is presiding over the Derivative Action. 1.5 “Company” means Omega Healthcare Investors, Inc. 1.6 “Corporate Governance Reforms” means the corporate governance reforms relating to diversity, discrimination, race, gender, or social justice, as set forth in Exhibit A attached hereto. 1.7 “Current Shareholders” means any Person who owns Omega common stock as of the date of the execution of this Stipulation and continues to hold their Omega common stock as of the date of Settlement Hearing, excluding the Individual Defendants, the officers and directors of Omega, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest. 1.8 “Defendants” means the Individual Defendants and Omega. 1.9 “Defendants’ Counsel” means Bryan Cave Leighton Paisner LLP, Pessin Katz Law, P.A., and any other law firm or lawyer that appeared or will appear for Defendants in the Derivative Action. 1.10 “Defendants’ Released Claims” means all claims and causes of action (including

9 known claims and Unknown Claims, whether for damages, injunctive relief, interest, attorneys’ fees, expert or consulting fees, or any other costs, expenses, or liabilities whatsoever) that could be asserted in any forum by any of the Defendants’ Releasing Persons against Defendants’ Released Persons, arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action, provided, however, that Defendants’ Released Claims shall not include claims to enforce the terms of the Stipulation and/or the Judgment. 1.11 “Defendants’ Released Persons” means Plaintiff, Plaintiff’s Counsel, and each and all of their past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of Plaintiff, and each of their respective predecessors, successors, and assigns. 1.12 “Defendants’ Releasing Persons” means the Defendants and their heirs, successors, representatives, assigns, beneficiaries, and any person or entity that could assert any of the Defendants’ Released Claims. 1.13 “Derivative Action” means Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491 (D. Md.). 1.14 “Diversity Claims” means all Plaintiff’s Released Claims that concern or otherwise

10 relate (directly or indirectly) to diversity, discrimination, race, gender, or social justice. For the avoidance of doubt, Diversity Claims shall not include claims or causes of action asserted in the Other Derivative Actions as of the date of the execution of this Stipulation. 1.15 "Effective Date” means the date by which the events and conditions specified in paragraph V.6.1 of this Stipulation have been met and have occurred. 1.16 “Fee and Expense Amount” means the amount described in paragraph V.4.1 of this Stipulation. 1.17 “Final” means the date upon which the last of the following shall occur with respect to the Judgment: (i) the expiration of the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) has passed without any such motion having been filed; (ii) the expiration of the time in which to appeal the Judgment has passed without any appeal having been taken, which date shall be deemed to be thirty (30) days following the entry of the Judgment, unless the date to take such an appeal shall have been extended, or unless the 30th day falls on a weekend or a legal holiday, in which case the date for purposes of this Stipulation shall be deemed to be the next business day after such 30th day; and (iii) if such motion to alter or amend is filed or if an appeal is taken, immediately after the determination of that motion or appeal so that it is no longer subject to any further judicial review or appeal whatsoever, whether by reason of affirmance by a court of last resort, lapse of time, voluntary dismissal of the appeal or otherwise, and in such a manner as to permit the consummation of the settlement in accordance with the terms and conditions of this Stipulation. For purposes of this Stipulation, an “appeal” shall include any petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this Settlement. Notwithstanding anything to the contrary, no proceeding or order, or any appeal or petition for

11 a writ of certiorari pertaining solely to the application for attorneys’ fees, costs, or expenses, shall in any way delay or preclude the Judgment from becoming Final. 1.18 “Individual Defendants” means the defendants in the Derivative Action other than Omega, namely C. Taylor Pickett, Robert O. Stephenson, Daniel J. Booth, Craig M. Bernfield, Norman R. Bobins, Craig R. Callen, Barbara B. Hill, Harold J. Kloosterman, Bernard J. Korman, Edward Lowenthal, Ben W. Perks, Stephen D. Plavin, Kapila K. Anand, and Burke W. Whitman. 1.19 “Judgment” means the Order and Final Judgment to be rendered by the Court in the Derivative Action, substantially in the form attached hereto as Exhibit E. 1.20 “Mediator” means David Murphy, Esq., in his capacity as mediator in connection with the Derivative Action. 1.21 “Non-Diversity Claims” means all of Plaintiff’s Released Claims other than Diversity Claims. 1.22 “Notice” means the Notice of Proposed Settlement and of Settlement Hearing, substantially in the form attached hereto as Exhibit C. 1.23 “Omega” means Omega Healthcare Investors, Inc. 1.24 “Other Derivative Actions” means each of the Stourbridge Action and the Swan Action. 1.25 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government, or any political subdivision or agency thereof and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

12 1.26 “Plaintiff” means the plaintiff in the Derivative Action, namely Robert Wojcik. 1.27 “Plaintiff’s Counsel” means The Brown Law Firm, P.C., Wagner PLLC, Mark Cotton, and any other law firm or lawyer that appeared or will appear for Plaintiff in the Derivative Action. 1.28 “Plaintiff’s Released Claims” means all claims and causes of action (including known claims and Unknown Claims, whether for damages, injunctive relief, interest, attorneys’ fees, expert or consulting fees, or any other costs, expenses, or liabilities whatsoever) against any of the Plaintiff's Released Persons that (a) were asserted or could have been asserted in the Derivative Action; (b) would have been barred by res judicata if the Derivative Action had been fully litigated to final judgment; (c) have been, could have been, or could in the future be, asserted derivatively in any forum or proceeding or otherwise against any of the Plaintiff’s Released Persons; or (d) arise out of, relate to, or concern the claims or causes of action alleged in the Derivative Action, including the defense, settlement, or resolution of such claims or causes of action, provided, however, that Plaintiff’s Released Claims shall not include (y) claims to enforce the terms of the Stipulation and/or the Judgment, or (z) direct claims against Defendants by Current Shareholders (other than Plaintiff) in their individual capacities. 1.29 “Plaintiff’s Released Persons” means Defendants, Defendants’ Counsel, and each and all of their past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates,

13 beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any Defendant, and each of their respective predecessors, successors, and assigns. 1.30 “Plaintiff’s Releasing Persons” means Plaintiff, Omega, and each and every other Current Shareholder, for themselves and derivatively on behalf of Omega, and for their heirs, successors, representatives, assigns, and beneficiaries, and for any person or entity that could assert any of the Plaintiff’s Released Claims on their behalf. 1.31 “Preliminary Approval Order” means the Preliminary Approval Order to be rendered by the Court, substantially in the form attached hereto as Exhibit B. 1.32 “Released Claims” means Plaintiff’s Released Claims and Defendants’ Released Claims. 1.33 “Released Persons” means Plaintiff’s Released Persons and Defendants’ Released Persons. 1.34 “Releasing Persons” means Plaintiff’s Releasing Persons and Defendants’ Releasing Persons. 1.35 “SEC” means the United States Securities Exchange Commission. 1.36 “Settlement” means the terms and conditions associated with the resolution of all claims and causes of action relating to this Derivative Action, as set forth in this Stipulation. 1.37 “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement. 1.38 “Settling Parties” means Plaintiff and Defendants. 1.39 “Stipulation” means this Stipulation of Settlement, negotiated by the Settling

14 Parties. 1.40 “Stourbridge Action” means Stourbridge Investments LLC v. Callen et al., Case No. 1:18-cv-07638 (S.D.N.Y.). 1.41 “Summary Notice” means the Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action, substantially in the form attached hereto as Exhibit D. 1.42 “Swan Action” means the following two consolidated cases: Swan v. Pickett, et al., Case No. 24-C-1-000573 and Bradley, et al. v. Callen et al., Case No. 24-C-19-000572 (Baltimore, Md. Cir. Ct.). 1.43 “Unknown Claims” means any Released Claim(s) that Plaintiff or Defendants do not know of or suspect to exist in his, her, or its favor as of the Effective Date. With respect to any and all Released Claims, the Settling Parties agree that upon the Effective Date, the Settling Parties expressly waive the provisions, rights and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully,

15 finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of this Stipulation. 2. Terms of the Settlement 2.1 Within sixty (60) days of the Effective Date, the Board shall adopt such resolutions and amend such bylaws, committee charters and policies or procedures as necessary to ensure adherence to the Corporate Governance Reforms for a period of no less than two (2) years following the Effective Date. 2.2 The Corporate Governance Reforms comprise practices, positions, committees, charters, and policies that will be adopted or that were adopted after December 31, 2020, the date that Plaintiff provided his settlement demand to Defendants. 2.3 Omega acknowledges and agrees that the filing, pendency, and settlement of the Derivative Action was a material factor in the Company’s decision to adopt, implement, and maintain the Corporate Governance Reforms. Omega also acknowledges and agrees that the Corporate Governance Reforms confer substantial benefits on Omega and Current Shareholders. 2.4 In the event that there is a change in Applicable Law that conflicts with any Corporate Governance Reform implemented hereunder or makes compliance with any such Corporate Governance Reform impracticable, or if the continued implementation or maintenance of any Corporate Governance Reform would be inconsistent with the Board’s duties under Maryland law, in each case in the good faith judgment of the Board, Omega shall

16 have the right to modify or repeal such Corporate Governance Reform consistent with such Applicable Law or duty, based on Board review and determination that the modification or repeal is necessary and appropriate. In the event the Board determines to repeal or modify the Corporate Governance Reforms in any material respect in order to conform to any Applicable Law or duty, the Board shall endeavor to adopt a substitute policy or measure designed to accomplish the purpose(s) of the repealed policy or measure. Any such material changes shall be described and explained in the next regularly scheduled periodic report on Form 10-Q or 10-K filed with the SEC. 3. Approval and Notice 3.1 Promptly after execution of this Stipulation, the Settling Parties shall submit the Stipulation, together with its exhibits, to the Court and shall apply for entry of the Preliminary Approval Order, requesting: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing notice of the Settlement to Current Shareholders; and (iii) a date for the Settlement Hearing. 3.2 Notice of the Settlement to Current Shareholders shall consist of the Notice, which includes the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit C, as well as the Summary Notice, substantially in the form attached hereto as Exhibit D. 3.3 Within ten (10) days after the entry of the Preliminary Approval Order, Omega shall: (a) post the Notice, with a copy of this Stipulation and exhibits hereto, on the investor relations page of the Company’s website, which will be maintained through the date of the Settlement Hearing; (b) publish the Summary Notice in Investor’s Business Daily or issue the Summary Notice in a press release with GlobelNewswire, including a link to the investor relations page of the Company’s website; and (c) file the Notice, with a copy of this Stipulation

17 and exhibits hereto, as exhibits to an SEC Form 8-K. 3.4 Omega (or its insurers) shall be solely responsible for paying the costs and expenses related to providing Notice of the Settlement to Current Shareholders pursuant to this Stipulation or as otherwise required by the Court. The Settling Parties believe the manner of the notice procedures set forth in this Stipulation constitute adequate and reasonable notice to Current Shareholders pursuant to Applicable Law and due process. Within thirty (30) days after the entry of the Preliminary Approval Order, Defendants’ Counsel shall file with the Court an appropriate declaration with respect to posting, publishing, and filing the notice of the Settlement. 3.5 Upon entry of the Preliminary Approval Order, pending the Court’s determination as to final approval of the Settlement and entry of the Judgment: (a) Plaintiff, Plaintiff’s Counsel, and all Current Shareholders will be barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Diversity Claims against any of the Plaintiff’s Released Persons; and (b) Plaintiff and Plaintiff’s Counsel (but not Current Shareholders other than Plaintiff) will be barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Non-Diversity Claims against any of the Plaintiff’s Released Persons. 4. Attorney’s Fees and Reimbursement of Expenses 4.1 In consideration of the substantial benefits conferred upon Omega and Current Shareholders as a direct result of the Corporate Governance Reforms and Plaintiff’s and Plaintiff’s Counsel’s efforts in connection with the Derivative Action, and subject to Court approval, Omega’s insurers shall pay to Plaintiff’s Counsel, collectively, their attorneys’ fees and costs in the amount of eight hundred and fifty thousand dollars ($850,000) (the “Fee and

18 Expense Amount”). Plaintiff and Plaintiff’s Counsel agree that they will not seek attorneys’ fees and expenses that exceed the maximum total amount of $850,000.00. For the avoidance of any doubt, none of Defendants or any of their affiliates or successors, shall be obligated to pay or cause to be paid any such fees and expenses in the event the Court does not actually award such fees and/or expenses. 4.2 Defendants shall cause the Fee and Expense Amount to be paid by Omega’s insurers into an escrow account controlled by The Brown Law Firm, P.C. within thirty (30) calendar days of the latest of the following to occur: (1) entry of the Preliminary Approval Order, and (2) Defendants’ Counsel’s receipt from Plaintiff’s Counsel of payment instructions and a Form W-9. The Fee and Expense Amount, to the extent awarded by the Court, shall be immediately releasable to Plaintiff’s Counsel upon entry of the Judgment and an order approving the Fee and Expense Amount or such other amount as may be awarded by the Court, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof. The Fee and Expense Amount or such other amount as may be awarded by the Court shall constitute final and complete payment for Plaintiff’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Derivative Action. Plaintiff’s Counsel will determine amongst themselves how the Fee and Expense Amount is to be allocated, to which Defendants will take no position. Defendants shall have no responsibility for, and no liability with respect to, the allocation of the attorneys’ fees awarded among Plaintiff’s Counsel and/or to any other Person who may assert some claim thereto. 4.3 In the event that the Judgment is not entered or fails to become Final, if a collateral attack is successful, or if the Settlement is otherwise terminated, Plaintiff’s Counsel must

19 refund the Fee and Expense Amount to Omega’s funding insurance carrier within thirty (30) days from receiving notice from Defendants’ Counsel of written payment instructions and tax information. To the extent that the Court does not approve Plaintiff’s Counsel’s application for an award of attorneys’ fees and costs in the full amount of the Fee and Expense Amount, or such award is reduced, Plaintiff’s Counsel must refund any unapproved portion of the Fee and Expense Amount to Omega’s funding insurance carrier within thirty (30) days from receiving notice from Defendants’ Counsel of written payment instructions and tax information. 4.4 The procedure for and the allowance or disallowance by the Court of any award of fees and expenses is to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness and adequacy of the Settlement set forth in this Stipulation, and any order or proceedings relating to any award of fees and expenses, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the Finality of the Judgment approving the Stipulation and the Settlement set forth herein (including the releases contained herein). 4.5 Plaintiff’s Counsel may apply for a proposed service award of up to two thousand dollars ($2,000.00) for Plaintiff in recognition of the substantial benefits he helped to create for all Current Shareholders (“Service Award”). Any Service Award approved by the Court shall be funded from the Fee and Expense Amount. Defendants and Defendants’ Counsel shall not object to any application for the Service Award. 5. Releases 5.1 Plaintiff’s Diversity Releases: Upon the Effective Date, each of the Plaintiff’s Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished, and discharged the Diversity Claims against the

20 Plaintiff’s Released Persons; (b) have covenanted not to sue any Plaintiff’s Released Person with respect to any Diversity Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting the Diversity Claims against the Plaintiff’s Released Persons. 5.2 Plaintiff’s Non-Diversity Releases: Upon the Effective Date, Plaintiff, binding on himself and not on Omega, Current Shareholders, or any plaintiff in the Other Derivative Actions, shall be deemed to, and by operation of judgment shall: (a) have fully, finally, and forever released, relinquished, and discharged the Non-Diversity Claims against the Plaintiff’s Released Persons; (b) have covenanted not to sue any Plaintiff’s Released Person with respect to any Non-Diversity Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting the Non-Diversity Claims against the Plaintiff’s Released Persons. 5.3 Defendants’ Releases: Upon the Effective Date, each of the Defendants’ Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims; (b) have covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’ Released Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons. 5.4 Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. In addition, nothing in this Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives,

21 including, but not limited to, any rights or claims by the Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by Omega. 6. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination 6.1 The Effective Date of this Stipulation shall be conditioned on the occurrence of the following events: a. the Settlement is preliminarily approved and the content and method of providing notice of the proposed Settlement to Current Shareholders is approved by the Court; b. notice of the Settlement is disseminated to Current Shareholders; c. payment of the Fee and Expense Amount into an escrow account controlled by The Brown Law Firm, P.C., in accordance with paragraphs V.4.1 and V.4.2 of this Stipulation; d. the Judgment is entered by the Court, without awarding costs to any party, except as provided herein; and e. the Judgment becomes Final. 6.2 If any of the conditions set forth in paragraph V.6.1 of this Stipulation are not met, then the Stipulation may be canceled and terminated at any Settling Party’s option, subject to paragraph V.6.3 of this Stipulation, unless counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation. Fort the avoidance of doubt, any failure of the Court to approve the Fee and Expense Amount or the Service Award(s), in whole or in part, shall have no effect on the Settlement or entitle any Settling Party to cancel or terminate this Stipulation. 6.3 If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled, terminated, or fails to become Final in accordance with its terms: (i) all Settling Parties and Released Persons shall be restored to their respective positions

22 in the Derivative Action as of the date of the execution of this Stipulation; (ii) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (iii) any portion of the Fee and Expense Amount that has been paid to Plaintiff’s Counsel shall be refunded and returned within thirty (30) days, as provided in paragraph V.4.3 of this Stipulation; and (iv) all negotiations, proceedings, documents prepared (including any memorandum of understanding or letter agreement), and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in the Derivative Action or in any other action or proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Action or in any other proceeding for any purpose. 7. Bankruptcy 7.1 In the event any proceedings by or on behalf of Omega, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their commercially reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of the Stipulation and Settlement in a timely and expeditious manner. By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement.

23 7.2 In the event of any Bankruptcy Proceedings by or on behalf of Omega, the Settling Parties agree that all dates and deadlines set forth herein, in the Derivative Action, or associated with an appeal concerning the Settlement or Derivative Action, if any, may be extended for such periods of time as necessary to obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Stipulation and Settlement. 8. Miscellaneous Provisions 8.1 The Settling Parties: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of this Stipulation. 8.2 In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact. 8.3 Any planned, proposed, or actual sale, merger, or change-in-control of Omega shall not void this Stipulation. The Stipulation shall run to the Settling Parties’ respective successors-in-interest. In the event of a planned, proposed, or actual sale, merger, or change-in-control of Omega, the Settling Parties shall continue to seek court approval of the Settlement expeditiously. 8.4 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Derivative Action. The Settlement comprises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation, or defense. The Settling Parties and their respective counsel agree that at all times during the course of the litigation, each has complied with the requirements of the applicable laws and rules of the Court, including, without limitation, Rule

24 11 of the Federal Rules of Civil Procedure, and all other similar laws and/or rules governing professional conduct. 8.5 Each of the Individual Defendants expressly denies and continues to deny each and all of the claims and contentions in the Derivative Action and all allegations of wrongdoing or liability against himself or herself arising out of any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Derivative Action. 8.6 The existence of the provisions contained in this Stipulation shall not be deemed to prejudice in any way the respective positions of the Settling Parties with respect to the Derivative Action, shall not be deemed a presumption, a concession, or admission by any of the Settling Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Derivative Action or with respect to any of the claims settled in the Other Derivative Actions, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any Person in the Derivative Action, the Other Derivative Actions, or in any other action or proceeding, except for any litigation or judicial proceeding arising out of or relating to this Stipulation or the Settlement whether civil, criminal, or administrative, for any purpose other than as provided expressly herein. 8.7 This Stipulation may be modified or amended only by a writing signed by the signatories hereto, or their respective successors-in-interest. 8.8 This Stipulation shall be deemed drafted equally by all Settling Parties. 8.9 No representations, warranties, or inducements have been made to any of the Settling Parties concerning this Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

25 8.10 Each Person executing this Stipulation or its exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so. 8.11 Plaintiff and Plaintiff’s Counsel each represent and warrant that (i) Plaintiff is a Current Shareholder and has been at all relevant times; and (ii) none of Plaintiff’s claims or causes of action referred to in the Derivative Action, or any claims Plaintiff could have alleged, have been assigned, encumbered, or in any manner transferred in whole or in part. 8.12 The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 8.13 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties with respect to the subject matter hereof and supersede all prior and contemporaneous oral and written agreements and discussions. 8.14 In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail. 8.15 This Stipulation may be executed in one or more counterparts, including by signature transmitted by facsimile or emailed PDF files. Each counterpart, when so executed, shall be deemed to be an original, and all such counterparts together shall constitute the same instrument. 8.16 The Stipulation and Settlement shall be governed by, and construed in accordance with, the laws of the State of Maryland without regard to conflict of laws principles. 8.17 The Court shall retain jurisdiction to implement and enforce the terms of the Stipulation and Judgment, and to consider any matters or disputes arising out of or relating to the Settlement. The Settling Parties submit to the jurisdiction of the Court for purposes of

26 implementing and enforcing the Settlement embodied in the Stipulation and Judgment, and for matters or disputes arising out of or relating to the Settlement. [Signatures on Following Page]

IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed by their duly authorized attorneys.

WAGNER PLLC

By: *Camille Wagner*
Camille Wagner (Bar No. 30731)
1629 K St. NW, Ste. 300
Washington, DC 20006
T: 202-630-8812
E: law@myattorneywagner.com
Co-Counsel for Plaintiff

MARK COTTON

By: *Mark Cotton*
Mark Cotton (Bar No. 14463)
10665 Stanhaven Place, Suite 300
White Plains, MD 20695
T: 202-802-6551
E: mark@cottonesquire.com
Co-Counsel for Plaintiff

THE BROWN LAW FIRM, P.C.

By: ______________________
Timothy Brown
767 Third Avenue, Suite 2501
New York, NY 10017
T: 516-922-5427
E: TBrown@thebrownlawfirm.net
Of Counsel for Plaintiff

PESSIN KATZ LAW, P.A.

By: *Roberrt Campbell*
Steven A. Allen (Bar No. 00607)
Robert S. Campbell (Bar No. 25731)
901 Dulaney Valley Road, Suite 500
Towson, Maryland 21204
T: 410-769-6140
E: sallen@pklaw.com
E: rcampbell@pklaw.com
Counsel for Defendants

BRYAN CAVE LEIGHTON PAISNER LLP

By: ______________________
Eric Rieder
1290 Avenue of the Americas
New York, NY 10104
T: 212-541-2057
E: ERieder@bclplaw.com
Of Counsel for Defendants

27

EXHIBIT A CORPORATE GOVERNANCE REFORMS 1. CREATION OF ENVIRONMENTAL, SOCIAL, AND GOVERNANCE STEERING COMMITTEE AND CHARTER Omega created a new Environmental, Social, and Governance (“ESG”) Steering Committee in 2021 as well as an ESG Steering Committee charter, which is annexed hereto. The ESG Steering Committee will shape and support the Company’s commitment to environmental sustainability, strong governance through corporate responsibility and operational transparency, fair and ethical business conduct, and social responsibility. The ESG Steering Committee, with senior representation from all divisions of the Company, will be responsible for advancing the Company’s governance, sustainability and diversity and inclusion programs, with the Nominating and Corporate Governance Committee of Omega’s Board exercising oversight of the ESG Steering Committee. The ESG Steering Committee will periodically review recommendations of standard setting bodies and trade groups. 2. APPOINTMENT OF NEW INDEPENDENT AND DIVERSE DIRECTOR TO THE BOARD Omega’s Board appointed a new African-American, female, and independent director, Dr. Lisa Egbuonu-Davis, to the Board in 2021. 3. NEW PROCESS FOR NOMINATING NEW DIRECTORS TO THE BOARD Omega will establish a process for seeking candidates for nomination to the Board pursuant to which the Company shall endeavor to develop a pool of candidates that includes at least two members of underrepresented groups. Such consideration will be given pursuant to a process, which Omega agrees to maintain, for identifying and evaluating nominees to the Board that will be initiated by identifying candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board of Directors and, if the Nominating and

- 2 - Corporate Governance Committee deems appropriate, a third-party search firm. Nominees for director will be selected based on their depth and breadth of experience, industry experience, financial background, integrity, ability to make independent analytical inquiries and willingness to devote adequate time to director duties, among other criteria. In addition, the Nominating and Corporate Governance Committee will endeavor to identify nominees that possess diverse educational backgrounds, business experiences, life skills, as well as diverse gender, racial, sexual orientation, national origin and ethnic characteristics. 4. NEW PROCESS FOR HIRING NEW SENIOR LEADERSHIP POSITIONS Omega will establish procedures that are designed to develop a pool of potential candidates for new hires within senior leadership that includes at least two members of underrepresented groups. 5. NEW DIVERSITY TRAINING PROGRAM Omega in 2021 began a program of providing periodic Diversity and Inclusion training for all employees and officers and will maintain such a program. 6. NEW REPORTING TO PUBLIC SHAREHOLDERS ON BOARD SKILLS AND DIVERSITY Omega began in April 2022 the practice of providing a Board skills and diversity matrix in its annual Proxy statements and will maintain such practice.

Charter of the Environmental, Social, and Governance (“ESG”) Steering Committee Adopted January 12th, 2021 Omega Healthcare Investors, Inc. (“Omega,” “we” or the “Company”) is an internally managed net-lease real estate investment trust, or REIT, that invests in the long-term healthcare industry, primarily in skilled nursing and assisted living facilities. As a publicly traded company with over 950 properties across the United States and United Kingdom, we recognize that the operation of our commercial real estate assets has a meaningful impact to our stakeholders, including our investors, our operators and their constituents, our employees and our community. As such, we seek in our investments and business dealings to further the values of environmental sustainability, strong governance through corporate responsibility and operational transparency, fair and ethical business conduct, and social responsibility. While, as a triple net lease REIT, we do not control the operations at each of our properties, we seek to assist, encourage, and support our skilled nursing and senior housing tenants in their corresponding environmental, social and governance efforts in operating the properties they lease from us. Our principal policies and programs related to sustainability, corporate responsibility, operational transparency, and fair and ethical business conduct are available on Omega’s website at http://www.omegahealthcare.com/investor-relations/corporate-governance/governance-documents. The development and ongoing maintenance of these policies and programs is a Company-wide effort overseen by (i) Omega’s Board of Directors, (ii) the Company’s Environmental, Social and Governance Steering Committee (the “ESG Committee”), and (iii) management. Omega’s environmental, social and governance efforts are part of our larger commitment to creating and protecting shareholder value and serving the needs of our stakeholders. I. Purpose of the Committee The purpose of the ESG Committee is to shape and support the Company’s commitment to environmental sustainability, strong governance through corporate responsibility and operational transparency, fair and ethical business conduct, and social responsibility. Additionally, the ESG Committee will review and evaluate the Company’s policies, practices, information and communication related to these and other public policy matters relevant to the Company (collectively, “ESG Matters”).

II. Committee Membership The Company’s Chief Executive Officer (the “CEO”) will appoint the members of the ESG Committee from time to time. The ESG Committee shall be comprised of at least five (5) members, which shall include officers and employees of various disciplines, including, but not limited to, finance and accounting, human resources, investor relations, legal, and operations. The CEO will also appoint the chairperson of the ESG Committee (the “ESG Chairperson”). The ESG Committee shall review this Charter on a periodic basis. Any proposed changes shall be submitted to the CEO for approval. III. Responsibilities The ESG Committee will have the following duties and responsibilities: A. Review and Recommend: Review current ESG Matters in the context of global public policy trends, best practices, regulatory matters, and other related concerns, and work with management to create, and recommend related updates to, corporate policies and practices. B. Collect Information: Oversee the collection of information on the Company’s sustainability and corporate responsibility initiatives, programs, and projects for inclusion in the Company’s external communications. C. Communicate: Evaluate ESG messaging for website disclosures relating to ESG matters as well as financial disclosures and other investor and stakeholder communications. D. Administer: a. Review this Charter periodically and recommend any proposed changes for approval. b. Perform any and all other duties, tasks, responsibilities relevant to the purpose of the ESG Committee as may from time to time be requested by the Board and/or CEO. c. Engage outside advisors as it deems necessary to carry out its responsibilities. IV. Meetings Except as expressly provided in this Charter, the ESG Committee shall fix its own rules of procedure. The ESG Chairperson shall be responsible for scheduling and presiding over meetings, preparing agendas and preparing minutes, or delegating these matters to another employee. Any question of interpretation of this Charter or the Committee’s procedures shall be determined by the CEO.

The ESG Committee shall meet as often as it determines necessary or appropriate to meet its objectives, but no less frequently than twice annually. The ESG Committee may ask other officers and employees of the Company to attend meetings to provide pertinent information as requested. V. Reporting The ESG Committee will report to directly to the CEO and shall regularly inform the CEO and senior management of its proceedings. Upon request by the CEO or the Chairperson of the Company’s Board of Directors, the ESG Chairperson shall provide oral or written reports on ESG Matters to the Company’s Board of Directors. The ESG Committee shall assist in overseeing internal and external communications regarding the Company’s position or approach to ESG Matters.

UNITED STATES DISTRICT COURT DISTRICT OF MARYLAND ROBERT WOJCIK, derivatively on behalf of OMEGA HEALTHCARE INVESTORS, INC. Plaintiff, v. OMEGA HEALTHCARE INVESTORS, INC., C. TAYLOR PICKETT, ROBERT O. STEPHENSON, DANIEL J. BOOTH, CRAIG M. BERNFIELD, NORMAN R. BOBINS, CRAIG R. CALLEN, BARBARA B. HILL, HAROLD J. KLOOSTERMAN, BERNARD J. KORMAN, EDWARD LOWENTHAL, BEN W. PERKS, STEPHEN D. PLAVIN, KAPILA K. ANAND, and BURKE W. WHITMAN, Defendants. Case No.: 1:20-cv-03491-JKB EXHIBIT B [PROPOSED] PRELIMINARY APPROVAL ORDER This matter having come before the Court on Plaintiff's motion pursuant to Rule 23.1 of the Federal Rules of Civil Procedure (“Rule 23.1”) for entry of an order: (a) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned action, in accordance with the Stipulation of Settlement entered into by the Settling Parties, dated February 22, 2024, (the “Stipulation”); and (b) approving the dissemination of the notice of the Settlement to shareholders of Omega Healthcare Investors, Inc; and the Court, having read and considered the Stipulation and accompanying documents, and all Settling Parties having consented to the entry of this Preliminary Approval Order, IT IS HEREBY ORDERED THAT: 1. Except as otherwise stated, capitalized terms used herein have the meanings defined in the Stipulation.

2 2. The Settlement appears to be the product of serious, informed, extensive arms-length negotiations, has no obvious deficiencies, provides substantial value to the Company and its shareholders and, therefore, merits further consideration. 3. The Court preliminarily finds that the Settlement is fair, reasonable, adequate and in the best interest of the Company and its shareholders. 4. A Settlement Hearing shall be held on ___________________ 2024, at ____ _.m., before the Honorable Chief Judge James K. Bredar, at the U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, Courtroom 5A, at which the Court will determine: a. whether the terms of the Settlement should be approved, pursuant to Rule 23.1, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; b. whether notice of the Settlement fully satisfied the requirements of Rule 23.1 and due process; c. whether the Court should enter the Judgment dismissing the Derivative Action with prejudice, and release and enjoin prosecution of any and all Diversity Claims; d. whether the application of Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of expenses, and award to Plaintiff, should be approved; e. such other matters as the Court may deem appropriate. 5. The Court approves, as to form and content, the Notice and Summary Notice, attached to the Stipulation as Exhibits C and D, respectively, and finds that posting, publication, and filing of the Notice and Summary Notice, as set forth in the Stipulation, is reasonable,

3 constitutes the best notice practicable under the circumstances, constitutes due and sufficient notice of all matters relating to the Settlement, and meets the requirements of Rule 23.1 and due process under the United States Constitution and any other applicable laws. 6. Within ten (10) business days after the entry of this Preliminary Approval Order, Omega shall: (a) post the Notice, with a copy of the Stipulation and exhibits thereto, on the investor relations page of the Company’s website, which will be maintained through the date of the Settlement Hearing; (b) publish the Summary Notice in Investor’s Business Daily or issue the Summary Notice in a press release with GlobelNewswire, including a link to the investor relations page of the Company’s website; and (c) file the Notice, with a copy of the Stipulation and exhibits thereto, as exhibits to an SEC Form 8-K. 7. All costs incurred in disseminating the notice of the Settlement shall be paid by the Company. 8. Within thirty (30) days after the entry of this Preliminary Approval Order, Defendants’ Counsel shall file with the Court an appropriate declaration with respect to posting, publishing, and filing the notice of the Settlement as provided in paragraph 6 of this Preliminary Approval Order. 9. Any Current Shareholder of Omega common stock may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered thereon, or the Fee and Expense Amount or Service Award should not be awarded. However, no shareholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered thereon, unless that shareholder has caused to be filed, and served on counsel as noted below, written objections stating all supporting bases and reasons for the

4 objection, names of any witness(es) the shareholder intends to call to testify at the Settlement Hearing and the subject(s) of their testimony, whether the shareholder intends to appear at the Settlement Hearing, and setting forth proof of current ownership of Omega stock and ownership of Omega stock as of February 22, 2024, as well as documentary evidence of when such stock ownership was acquired. 10. At least twenty-one (21) calendar days prior to the Settlement Hearing, any such person must file the written objection(s) and corresponding materials with the Clerk of the Court, U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201 and serve such materials by that date, on each of the following Settling Parties’ counsel: Counsel for Plaintiff Counsel for Defendants THE BROWN LAW FIRM, P.C. Attn: Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 T: 516-922-5427 E: TBrown@thebrownlawfirm.net PESSIN KATZ LAW, P.A. Attn: Robert S. Campbell 901 Dulaney Valley Road, Suite 500 Towson, MD 21204 T: 410-769-6140 E: rcampbell@pklaw.com BRYAN CAVE LEIGHTON PAISNER LLP Attn: Eric Rieder 1290 Avenue of the Americas New York, NY 10104 T: 212-541-2057 E: ERieder@bclplaw.com 11. Only Current Shareholders who have filed with the Court and sent to the counsel listed in paragraph 10 of this Preliminary Approval Order valid and timely written notices of objection will be entitled to be heard at the hearing unless the Court orders otherwise. Any Person or entity who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and Service

5 Award, unless otherwise ordered by the Court, but shall be forever bound by the Judgment entered and the releases to be given as set forth in the Stipulation. 12. Plaintiff shall file a motion for final approval of the Settlement at least twenty-eight (28) calendar days prior to the Settlement Hearing. If there is any objection to the Settlement, Plaintiff shall file a response to the objection(s) at least seven (7) calendar days prior to the Settlement Hearing. 13. All proceedings in the Derivative Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Stipulation and the Settlement, are hereby stayed and suspended until further Order of this Court. 14. Pending the Court’s determination as to final approval of the Settlement and entry of the Judgment: (a) Plaintiff, Plaintiff’s Counsel, and all Current Shareholders will be barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Diversity Claims against any of the Plaintiff’s Released Persons; and (b) Plaintiff and Plaintiff’s Counsel (but not Current Shareholders other than Plaintiff) will be barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Non-Diversity Claims against any of the Plaintiff’s Released Persons. 15. This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Omega shareholders. 16. Neither the Stipulation nor the Settlement contained therein, nor any term or provision contained in the Stipulation, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, nor any of the negotiations or proceedings connected with the Stipulation or Settlement (including this Preliminary Approval Order, the Order

6 and Final Judgment, or any other orders or judgments entered in connection with the Stipulation or Settlement), is nor shall be construed as nor deemed to be a presumption, a concession, or admission by any of the Settling Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Derivative Action or with respect to any of the claims settled in the Other Derivative Actions, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any Person in the Derivative Action, the Other Derivative Actions, or in any other action or proceeding, except for any litigation or judicial proceeding arising out of or relating to the Stipulation or the Settlement whether civil, criminal, or administrative, for any purpose other than as provided expressly therein. 17. If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled, terminated, or fails to become Final in accordance with its terms: (i) all Settling Parties and Released Persons shall be restored to their respective positions in the Derivative Action as of the date of the execution of the Stipulation; (ii) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (iii) any portion of the Fee and Expense Amount that has been paid to Plaintiff’s Counsel shall be refunded and returned to Omega’s funding insurance carrier within thirty (30) days, as provided in paragraph V.4.3 of the Stipulation; and (iv) all negotiations, proceedings, documents prepared, and statements made in connection with the Stipulation or Settlement (including this Preliminary Approval Order or any other orders or judgments entered in connection with the Stipulation or Settlement) shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in the Derivative Action or in any other action or

7 proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Action or in any other proceeding for any purpose. 18. The Court reserves: (i) the right to approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Omega shareholders; (ii) the right to continue or adjourn the Settlement Hearing from time to time or by oral announcement at the hearing or at any adjournment thereof, without further notice to Omega shareholders; and (iii) and the right to hold the Settlement Hearing telephonically or by videoconference without further notice to Omega shareholders. Any Omega shareholder (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar and/or the website of Omega at https://www.omegahealthcare.com/investors/corporate-governance for any change in date, time or format of the Settlement Hearing. The Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement. IT IS SO ORDERED. Dated: HON. JAMES K. BREDAR UNITED STATES DISTRICT JUDGE

1 UNITED STATES DISTRICT COURT DISTRICT OF MARYLAND ROBERT WOJCIK, derivatively on behalf of OMEGA HEALTHCARE INVESTORS, INC. Plaintiff, v. OMEGA HEALTHCARE INVESTORS, INC., C. TAYLOR PICKETT, ROBERT O. STEPHENSON, DANIEL J. BOOTH, CRAIG M. BERNFIELD, NORMAN R. BOBINS, CRAIG R. CALLEN, BARBARA B. HILL, HAROLD J. KLOOSTERMAN, BERNARD J. KORMAN, EDWARD LOWENTHAL, BEN W. PERKS, STEPHEN D. PLAVIN, KAPILA K. ANAND, and BURKE W. WHITMAN, Defendants. Case No.: 1:20-cv-03491-JKB EXHIBIT C NOTICE OF PROPOSED SETTLEMENT AND OF SETTLEMENT HEARING TO: ALL OWNERS OF COMMON STOCK OF OMEGA HEATHCARE INVESTORS, INC. (“OMEGA” OR THE “COMPANY”) AS OF FEBRUARY 22, 2024, AND WHO CONTINUE TO HOLD OMEGA COMMON STOCK AS OF THE DATE OF THE SETTLEMENT HEARING (“CURRENT SHAREHOLDERS”): PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

2 YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of Maryland (the “Court”), that a proposed settlement has been reached resolving the following shareholder derivative litigation brought on behalf and for the benefit of Omega, captioned Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491 (D.Md.) (the “Derivative Action”).1 This Notice describes what steps you may take in relation to the Settlement. This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement. As explained below, a Settlement Hearing will be held on ___________________ 2024, at ____ _.m., before the Honorable Chief Judge James K. Bredar, at the U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, Courtroom 5A, at which the Court will determine: (a) whether the terms of the Settlement should be approved, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; (b) whether notice of the Settlement fully satisfied the requirements of Rule 23.1 and due process; (c) whether the Court should enter the Judgment dismissing the Derivative Action with prejudice, and release and enjoin prosecution of any and all Diversity Claims; (d) whether the application of Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of expenses (“Fee and Expense Amount”), and service award to Plaintiff (“Service Award”), should be approved; and (e) such other matters as the Court may deem appropriate. You have an opportunity to be heard at this hearing. The Court may adjourn the Settlement Hearing by oral or other announcement at such hearing or make any other adjournment without further notice of any kind. The Court may approve the Settlement with or without modification, enter the Judgment, and order the payment of the Fee and Expense Amount and Service Award without further notice of any kind. The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in full in the Stipulation. The Court has not determined the merits of Plaintiff’s claims or Defendants’ defenses. By this Notice, the Court does not express any opinion as to the merits of any claim or defense asserted by any party in the Derivative Action. THERE IS NO CLAIMS PROCEDURE. The Derivative Action was brought to protect the interests of Omega. The Settlement will result in changes to the Company’s corporate governance, not in payment to individuals, and accordingly, there will be no procedure for shareholders to make claims. I. FACTUAL AND PROCEDURAL BACKGROUND A. Proceedings in this Action On December 12, 2020, plaintiff Robert Wojcik (“Plaintiff”) filed a verified shareholder 1 All capitalized terms herein have the same meanings set forth in the Settling Parties’ Stipulation of Settlement dated February 22, 2024 (“Stipulation”), which is available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governancehttps://www.omegahealthcare.com/investors.

3 derivative complaint on behalf of nominal defendant Omega Healthcare Investors, Inc. (“Omega”) for alleged violations of Section 14(a) of the Exchange Act, for contribution under Sections 10(b) and 21D of the Exchange Act, as well as claims for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets, relating to lack of diversity, discrimination, race, gender, and social justice, as well as relating to statements concerning the financial condition of one of Omega’s tenants as alleged in a securities class action that is described below. Pursuant to the parties’ agreement, the Court so ordered a stipulation to stay the Derivative Action on December 21, 2020, which stay was subsequently continued thereafter. On October 4, 2022, the Court entered a Stipulation and Protective Order Regarding Confidential Information, and on October 10, 2022, Defendants produced documents to Plaintiff subject to the terms of the protective order. B. Proceedings in the Securities Class Action On November 16, 2017, Dror Gronich filed a class action for violations of the federal securities laws on behalf of a class of all Persons who purchased or otherwise acquired the securities of Omega between February 8, 2017, and October 31, 2017, in the United States District Court for the Southern District of New York (“New York Federal Court”), captioned Gronich v. Omega Healthcare Investors, Inc., et al., 1:17-cv-08983 (“Gronich”). On November 17, 2017, Steve Klein filed a substantially similar, related class action complaint for violations of the federal securities laws, captioned Klein v. Omega Healthcare Investors, Inc., et al., 1:17-cv-09024 (“Klein”). On March 27, 2018, pursuant to the Private Securities Litigation Reform Act of 1995, 15 U.S.C. §78u-4(a)(3), et seq., the Gronich and Klein cases were consolidated under the caption In Re Omega Healthcare Investors, Inc. Securities Litigation, 1:17-cv-08983 (the “Securities Class Action”). The Securities Class Action alleged violations of §§ 10(b) and 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. §§78j(b) and 78t(a) primarily relating to statements concerning the financial condition of one of Omega’s tenants. On April 25, 2023, the New York Federal Court approved a settlement resolving all claims in the Securities Class Action. C. Proceedings in Related Derivative Actions On August 22, 2018, Stourbridge Investments LLC filed a stockholder derivative action on behalf of nominal defendant Omega for alleged violations of §14(a) of the Securities Exchange Act of 1934, breaches of fiduciary duties, abuse of control, and gross mismanagement, primarily relating to matters alleged in the Securities Class Action, in the New York Federal Court, captioned Stourbridge Investments, LLC v. Callen et al., Case No. 1:18-cv-07638 (the “Stourbridge Action”). The Stourbridge Action was stayed on October 10, 2018. Pursuant to the parties’ request by joint letter, dated January 30, 2024, the case will remain stayed until March 1, 2024. On January 30, 2019, Philip Swan filed a substantially similar stockholder derivative action on behalf of nominal defendant Omega for alleged breaches of fiduciary duty, waste of corporate assets, and unjust enrichment in the Baltimore City Circuit Court, Maryland (“Baltimore Court”) captioned Swan v, Pickett et al., Case No. 24-C-19-000573 (“Swan Action,” and together with the Stourbridge Action, the “Other Derivative Actions”). On February 21, 2019, Tom Bradley filed a substantially similar stockholder derivative complaint in the Baltimore Court captioned Bradley, et al. v. Callen

4 et al., Case No. 24-C-19-000972 that was consolidated into the Swan Action. Pursuant to the parties’ agreement, the Swan Action was stayed pursuant to court order on October 11, 2019, which stay was subsequently continued on January 6, 2022, and again on October 17, 2023. D. Settlement Efforts In December 2020, the Settling Parties and the parties in the Securities Class Action and Other Derivative Actions engaged the services of neutral mediator David Murphy, Esq. of Phillips ADR (“Mediator”), to assist in settlement discussions. On December 31, 2020, the Settling Parties exchanged confidential mediation briefs. Plaintiff submitted a settlement demand with his mediation brief that included a corporate governance reforms proposal and a damages analysis. On January 13, 2021, the Settling Parties, and the parties in the Securities Class Action and Other Derivative Actions, participated in an all-day mediation session via Zoom with the Mediator. The mediation did not result in an agreement, but the parties remained in contact with the Mediator, conducting informal and formal negotiations over the 19 months that followed. On September 30, 2022, the Settling Parties engaged in a second all-day mediation session in person in New York, New York with the Mediator. The parties in the Securities Class Action and Other Derivative Actions attended this mediation session in person or via Zoom. That session ultimately resulted in a resolution of the Securities Class Action, but no agreement to resolve the Derivative Action or Other Derivative Actions was reached. The Settling Parties continued to engage in informal and formal arms-length negotiations directly and through the Mediator. Throughout the year 2023, the Settling Parties exchanged numerous proposals and counterproposals to resolve the Derivative Action, including verbal discussions and comprehensive written proposals. The Settling Parties ultimately agreed in principle on September 21, 2023, on the material terms, including the corporate governance reforms relating to diversity, discrimination, race, gender, or social justice adopted by Omega (“Corporate Governance Reforms”), to resolve the Derivative Action, which were subsequently memorialized in this Stipulation.2 Following the Settling Parties’ agreement in principle on the material terms of a settlement, on November 14, 2023, the Settling Parties engaged in a third all-day mediation session in person in New York, New York with the Mediator to negotiate the attorneys’ fees and expenses that would be payable by Omega’s insurers in recognition of the substantial benefits achieved through settlement. The parties in the Other Derivative Actions attended this mediation session in person or via Zoom. The mediation did not result in an agreement between the Settling Parties on attorneys’ fees and expenses, but the Settling Parties remained in contact with the Mediator. Ultimately, on November 17, 2023, the Settling Parties accepted the Mediator’s double-blind proposal for Omega’s insurers to pay $850,000 in attorneys’ fees and expenses to Plaintiff’s Counsel, subject to Court approval. 2 This Stipulation does not resolve the Other Derivative Actions. The parties to the Other Derivative Actions have agreed to enter into a separate stipulation of settlement.

5 II. PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT Plaintiff believes that the Derivative Action has substantial merit, and Plaintiff’s entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Action. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Action against the Individual Defendants through trial and possible appeals. Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiff’s Counsel are also mindful of the inherent problems of pleading the futility of a pre-suit litigation demand in derivative litigation, and the possible defenses to the claims alleged in the Derivative Action. Plaintiff’s Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing and analyzing Omega press releases, public statements, and filings with the U.S. Securities and Exchange Commission; (ii) reviewing and analyzing securities analysts’ reports and advisories and media reports about the Company; (iii) reviewing and analyzing the pleadings and orders in the Securities Class Action; (iv) researching the applicable law with respect to the claims alleged and the potential defenses thereto; (v) preparing and filing the complaint in the Derivative Action; (vi) researching and evaluating factual and legal issues relevant to the claims; (vii) reviewed thousands of pages of confidential internal corporate documents produced by Defendants; (viii) engaging in settlement negotiations with Defendants’ counsel regarding the specific facts, and perceived strengths and weaknesses of the Derivative Action, and other issues in an effort to facilitate negotiations; (ix) researching the Company’s corporate governance structure in connection with settlement efforts; (x) preparing a comprehensive settlement demand and modified demands over the course of the Settling Parties’ settlement negotiations; (xi) negotiating and drafting a memorandum of understanding setting forth the agreement in principle among the Settling Parties; (xii) participating in the three full-day mediation sessions; and (xiii) negotiating and drafting a comprehensive Stipulation. Based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff’s Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Omega. Based upon Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of Omega and have agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein. III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Derivative Action, and the Individual Defendants have expressly denied and continue to deny all allegations of wrongdoing or liability against them arising out of any conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Action. Nonetheless, Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Derivative Action. Defendants have determined that is it in the best interests of Omega for the Derivative Action to be settled in the

6 manner and upon the terms and conditions set in the Stipulation. IV. TERMS OF THE SETTLEMENT The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governancehttps://www.omegahealthcare.com/investors. The following is only a summary of its terms. Within sixty (60) days of the Effective Date, the Board shall adopt such resolutions and amend such bylaws, committee charters and policies or procedures as necessary to ensure adherence to the Corporate Governance Reforms for a period of no less than two (2) years following the Effective Date, except for modifications required by applicable law, regulation, or fiduciary duty to Omega. Omega acknowledges and agrees that the filing, pendency, and settlement of the Derivative Action were a material factor in the Company’s decision to adopt, implement, and maintain the Corporate Governance Reforms. Omega also acknowledges and agrees that the Corporate Governance Reforms confer substantial benefits on Omega and Current Shareholders. The Corporate Governance Reforms address the allegations underlying the Derivative Action and provide for corporate governance improvements in the following categories: (1) Creation of Environmental, Social, and Governance Steering Committee and Charter; (2) Appointment of New Independent and Diverse Director to the Board; (3) New Process for Nominating New Directors to the Board; (4) New Process for Hiring New Senior Leadership Positions; (5) New Diversity Training Program; and (6) New Reporting to Public Shareholders on Board Skills and Diversity. For a detailed description of the Corporate Governance Reforms that Omega agreed to adopt as consideration for the Settlement, please see Exhibit A to the Stipulation, which is available for viewing at the Court or on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governancehttps://www.omegahealthcare.com/investors. V. RELEASES AND DISMISSAL The Settlement will become effective on the Effective Date, when all events upon which the Settlement is conditioned have occurred, including the entry of the Judgment approving the Settlement and dismissing the Derivative Action with prejudice, which becomes Final and non-appealable.

7 Upon the Effective Date, each of the Plaintiff’s Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished, and discharged the Diversity Claims against the Plaintiff’s Released Persons; (b) have covenanted not to sue any Plaintiff’s Released Person with respect to any Diversity Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting the Diversity Claims against the Plaintiff’s Released Persons. Upon the Effective Date, each of the Defendants’ Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims; (b) have covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’ Released Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons. VI. ATTORNEYS’ FEES AND REIMBURSEMENT OF EXPENSES In consideration of the substantial benefits conferred upon Omega and Current Shareholders as a direct result of the Corporate Governance Reforms and Plaintiff’s and Plaintiff’s Counsel’s efforts in connection with the Derivative Action, and subject to Court approval, Omega has agreed to cause its insurers to pay to Plaintiff’s Counsel, collectively, their attorneys’ fees and costs in the amount of eight hundred and fifty thousand dollars ($850,000) (the “Fee and Expense Amount”). Plaintiff and Plaintiff’s Counsel agree that they will not seek attorneys’ fees and expenses that exceed the maximum total amount of $850,000.00. The Fee and Expense Amount or such other amount as may be awarded by the Court shall constitute final and complete payment for Plaintiff’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Derivative Action. Plaintiff’s Counsel will request approval by the Court of the Fee and Expense Amount at the Settlement Hearing. To date, Plaintiff’s Counsel have neither received any payment for their services in pursuing the Derivative Action, nor have Plaintiff’s Counsel been reimbursed for their out-of-pocket litigation expenses incurred. Plaintiff’s Counsel believe that the Fee and Expense Amount is within the range of fees and expenses awarded to plaintiffs’ counsel under similar circumstances in litigation of this type. Plaintiff’s Counsel will apply for a proposed service award of up to two thousand dollars ($2,000.00) for Plaintiff in recognition of the substantial benefits he helped to create for all Current Shareholders (“Service Award”). Any Service Award approved by the Court shall be funded from the Fee and Expense Amount. Defendants and Defendants’ Counsel shall not object to the application of the Service Award. VII. THE SETTLEMENT HEARING The Settlement Hearing will be held before the Honorable Chief Judge James K. Bredar, at the U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, Courtroom 5A, at which the Court will determine: (a) whether the terms of the Settlement should be approved, pursuant to Rule 23.1, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; (b) whether notice of the Settlement fully satisfied the

8 requirements of Rule 23.1 and due process; (c) whether the Court should enter the Judgment dismissing the Derivative Action with prejudice, and release and enjoin prosecution of any and all Diversity Claims; (d) whether the application of Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of expenses, and award to Plaintiff, should be approved; and (e) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice. The Court may decide to hold the Settlement Hearing telephonically or by other virtual means without further notice. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance for any change in date, time or format of the Settlement Hearing. Any Current Shareholder may, but is not required to, appear at the Settlement Hearing. VIII. THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING Any Current Shareholder of Omega common stock may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered thereon, or the Fee and Expense Amount or Service Award should not be awarded. However, unless otherwise ordered by the Court, no shareholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered thereon, or to the Fee and Expense Amount and Service Award, unless that shareholder has, at least twenty-one (21) calendar days prior to the Settlement Hearing, caused to be filed with the Court a written notice of objection containing the following information: 1. The shareholder’s name, legal address, and telephone number; 2. The case name and number (Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491); 3. Proof of being an Omega shareholder at the time of the objection and as of February 22, 2024; 4. The date(s) on which the shareholder acquired their Omega shares of Omega common stock; 5. A statement of each objection being made; 6. Notice of whether the shareholder intends to appear at the Settlement Hearing (an appearance is not required); and 7. Copies of any papers to be submitted to the Court, along with the names of any witness(es) the shareholder intends to call to testify at the Settlement Hearing and the subject(s) of their testimony. If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before ________________, 2024. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, and served by that date to each of the

9 following Settling Parties’ counsel: Counsel for Plaintiff Counsel for Defendants THE BROWN LAW FIRM, P.C. Attn: Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 T: 516-922-5427 E: tbrown@thebrownlawfirm.net mailto: PESSIN KATZ LAW, P.A. Attn: Robert S. Campbell 901 Dulaney Valley Road, Suite 500 Towson, Maryland 21204 T: 410-769-6140 E: rcampbell@pklaw.com BRYAN CAVE LEIGHTON PAISNER LLP Attn: Eric Rieder 1290 Avenue of the Americas New York, NY 10104 T: 212-541-2057 E: ERieder@bclplaw.com YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN ________________, 2024. Only Current Shareholders who have filed with the Court and sent to the Settling Parties’ counsel a valid and timely written notice of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Any Person or entity who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and Service Award, unless otherwise ordered by the Court, but shall be forever bound by the Judgment entered and the releases to be given as set forth in the Stipulation. CURRENT SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. IX. EXAMINATION OF PAPERS AND INQUIRIES There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201. Or you can contact Plaintiff’s Counsel: Timothy Brown, The Brown Law Firm P.C., 767 Third Avenue, Suite 2501, New York, New York 10017, telephone: (516) 922-5427, email: tbrown@thebrownlawfirm.net for additional information concerning the Settlement. PLEASE DO NOT CONTACT THE COURT OR OMEGA REGARDING THIS NOTICE. DATED: _______________ 2024 BY ORDER OF THE COURT

10 U.S. DISTRICT COURT FOR THE DISTRICT OF MARYLAND

1 UNITED STATES DISTRICT COURT DISTRICT OF MARYLAND ROBERT WOJCIK, derivatively on behalf of OMEGA HEALTHCARE INVESTORS, INC. Plaintiff, v. OMEGA HEALTHCARE INVESTORS, INC., C. TAYLOR PICKETT, ROBERT O. STEPHENSON, DANIEL J. BOOTH, CRAIG M. BERNFIELD, NORMAN R. BOBINS, CRAIG R. CALLEN, BARBARA B. HILL, HAROLD J. KLOOSTERMAN, BERNARD J. KORMAN, EDWARD LOWENTHAL, BEN W. PERKS, STEPHEN D. PLAVIN, KAPILA K. ANAND, and BURKE W. WHITMAN, Defendants. Case No.: 1:20-cv-03491-JKB EXHIBIT D SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION TO: ALL OWNERS OF COMMON STOCK OF OMEGA HEATHCARE INVESTORS, INC. (“OMEGA” OR THE “COMPANY”) AS OF FEBRUARY 22, 2024, AND WHO CONTINUE TO HOLD OMEGA COMMON STOCK AS OF THE DATE OF THE SETTLEMENT HEARING (“CURRENT SHAREHOLDERS”): THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of Maryland (the “Court”), that a proposed settlement has been reached resolving the following shareholder derivative litigation brought on behalf and for the benefit of Omega, captioned Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491 (D. Md.) (the “Derivative Action”). The terms of the settlement are set forth in the Settling Parties’ Stipulation of Settlement dated February 22, 2024 (“Stipulation”), and all capitalized terms herein have the same meanings as set forth in the Stipulation. This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the U.S. District Court for the District of Maryland. A link to the text of the Stipulation and the full-length Notice of Proposed Settlement and of Settlement Hearing may be found on Omega’s

2 website at https://www.omegahealthcare.com/investors/corporate-governancehttps://www.omegahealthcare.com/investors. A Settlement Hearing will be held on ___________________ 2024, at ____ _.m., before the Honorable Chief Judge James K. Bredar, at the U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, Courtroom 5A, at which the Court will determine: (a) whether the terms of the Settlement should be approved, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; (b) whether notice of the Settlement fully satisfied the requirements of Rule 23.1 and due process; (c) whether the Court should enter the Judgment dismissing the Derivative Action with prejudice, and release and enjoin prosecution of any and all Diversity Claims; (d) whether the application of Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of expenses, and service award to Plaintiff, should be approved; and (e) such other matters as the Court may deem appropriate. You have an opportunity to be heard at this hearing. The Court may adjourn the Settlement Hearing by oral or other announcement at such hearing or make any other adjournment without further notice of any kind. The Court may decide to hold the Settlement Hearing telephonically or by other virtual means without further notice. The Court may approve the Settlement with or without modification, enter the Judgment, and order the payment of the Fee and Expense Amount and Service Award without further notice of any kind. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or Omega’s website at https://www.omegahealthcare.com/investors/corporate-governancehttps://www.omegahealthcare.com/investors for any change in date, time or format of the Settlement Hearing. Any Current Shareholder may, but is not required to, appear at the Settlement Hearing. Any Current Shareholder of Omega common stock may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered thereon, or the Fee and Expense Amount or Service Award should not be awarded. However, unless otherwise ordered by the Court, no shareholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered thereon, or to the Fee and Expense Amount and Service Award, unless that shareholder has, at least twenty-one (21) calendar days prior to the Settlement Hearing, caused to be filed with the Court a written notice of objection containing the following information: 1. The shareholder’s name, legal address, and telephone number; 2. The case name and number (Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491); 3. Proof of being an Omega shareholder at the time of the objection and as of February 22, 2024; 4. The date(s) on which the shareholder acquired their Omega shares of Omega common stock; 5. A statement of each objection being made;

3 6. Notice of whether the shareholder intends to appear at the Settlement Hearing (an appearance is not required); and 7. Copies of any papers to be submitted to the Court, along with the names of any witness(es) the shareholder intends to call to testify at the Settlement Hearing and the subject(s) of their testimony. If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before ________________, 2024. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201 and serve such materials by that date, to each of the following Settling Parties’ counsel: Counsel for Plaintiff Counsel for Defendants THE BROWN LAW FIRM, P.C. Attn: Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 T: 516-922-5427 E: tbrown@thebrownlawfirm.net PESSIN KATZ LAW, P.A. Attn: Robert S. Campbell 901 Dulaney Valley Road, Suite 500 Towson, Maryland 21204 T: 410-769-6140 E: rcampbell@pklaw.com mailto: BRYAN CAVE LEIGHTON PAISNER LLP Attn: Eric Rieder 1290 Avenue of the Americas New York, NY 10104 T: 212-541-2057 E: ERieder@bclplaw.com YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN ________________, 2024. Only Current Shareholders who have filed with the Court and sent to the Settling Parties’ counsel a valid and timely written notice of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Any Person or entity who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and Service Award, unless otherwise ordered by the Court, but shall be forever bound by the Judgment entered and the releases to be given as set forth in the Stipulation. CURRENT SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

4 There is additional information concerning the Settlement available in the Stipulation and the full-length Notice of Proposed Settlement and of Settlement Hearing, which are available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201. Or you can contact Plaintiff’s Counsel: Timothy Brown, The Brown Law Firm P.C., 767 Third Avenue, Suite 2501, New York, New York 10017, telephone: (516) 922-5427, email: tbrown@thebrownlawfirm.net for additional information concerning the Settlement. PLEASE DO NOT CONTACT THE COURT OR OMEGA REGARDING THIS NOTICE. DATED: _______________ 2024 BY ORDER OF THE COURT U.S. DISTRICT COURT FOR THE DISTRICT OF MARYLAND

UNITED STATES DISTRICT COURT DISTRICT OF MARYLAND ROBERT WOJCIK, derivatively on behalf of OMEGA HEALTHCARE INVESTORS, INC. Plaintiff, v. OMEGA HEALTHCARE INVESTORS, INC., C. TAYLOR PICKETT, ROBERT O. STEPHENSON, DANIEL J. BOOTH, CRAIG M. BERNFIELD, NORMAN R. BOBINS, CRAIG R. CALLEN, BARBARA B. HILL, HAROLD J. KLOOSTERMAN, BERNARD J. KORMAN, EDWARD LOWENTHAL, BEN W. PERKS, STEPHEN D. PLAVIN, KAPILA K. ANAND, and BURKE W. WHITMAN, Defendants. Case No.: 1:20-cv-03491-JKB EXHIBIT E [PROPOSED] ORDER AND FINAL JUDGMENT This matter came before the Court for hearing pursuant to the Court’s Preliminary Approval Order dated ___________________ (the “Preliminary Approval Order”), on the application of the parties for final approval of the settlement. set forth in the Stipulation of Settlement dated February 22, 2024 (“Stipulation”). Due and adequate notice having been given to Current Shareholders as required in the Preliminary Approval Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that: 1. Except as otherwise stated, capitalized terms used herein have the meanings defined in the Stipulation.

1 2. The Court has jurisdiction over the subject matter of the above-captioned matter, and over the Settling Parties in the above-captioned matter. 3. Notice of the Settlement was given in accordance with the Preliminary Approval Order. Such notice was reasonable, constituted the best notice practicable under the circumstances, and complied with each of the requirements of Federal Rule of Civil Procedure 23.1 (“Rule 23.1”), due process under the United States Constitution, and any other applicable laws. It is further determined that full opportunity to be heard has been offered to all parties and persons in interest, and that the Company, the Individual Defendants, Plaintiff, and all of the Company’s shareholders are bound by this Order and Final Judgment. 4. The Court hereby approves the Settlement set forth in the Stipulation and finds that the Settlement is, in all respects, fair, reasonable, and adequate to each of the Settling Parties, Omega, and Current Shareholders, and hereby directs the Settling Parties to perform the terms of the Settlement as set forth in the Stipulation. 5. The Derivative Action is hereby dismissed with prejudice and without costs, except as otherwise provided herein. 6. Upon the Effective Date, (I) each of the Plaintiff’s Releasing Persons shall be deemed to, and by operation of this Final Order and Judgment shall: (a) have fully, finally, and forever released, relinquished, and discharged the Diversity Claims against the Plaintiff’s Released Persons; (b) have covenanted not to sue any Plaintiff’s Released Person with respect to any Diversity Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting the Diversity Claims against the Plaintiff’s Released Persons; (II) Plaintiff, binding on himself and not on Omega, Current Shareholders, or any plaintiff in the Other Derivative Actions, shall be deemed to, and by operation of judgment shall: (a) have fully, finally, and forever released,

2 relinquished, and discharged the Non-Diversity Claims against the Plaintiff’s Released Persons; (b) have covenanted not to sue any Plaintiff’s Released Person with respect to any Non-Diversity Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting the Non-Diversity Claims against the Plaintiff’s Released Persons; and (III) each of the Defendants’ Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims; (b) have covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’ Released Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons. 7. The releases set forth herein, and in the Stipulation, extend to Unknown Claims (as defined in the Stipulation). All Releasing Persons are deemed to have relinquished, to the extent applicable and to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code; and the Releasing Persons are deemed to have waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, federal law or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542. 8. Notwithstanding any other provision of this Order and Final Judgment to the contrary, nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. In addition, nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not

3 limited to, any rights or claims by the Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by Omega. 9. The Court hereby approves the application of Plaintiff and Plaintiff’s Counsel for an award of attorneys’ fees and expenses and directs payment of the Fee and Expense Amount in accordance with the terms of the Stipulation. 10. The Court hereby approves the application of Plaintiff and Plaintiff’s Counsel for a Service Award, to be paid to Plaintiff from the Fee and Expense Amount, in recognition of the substantial benefits he helped to create for all Current Shareholders. 11. At all times during the course of the litigation, each of the Settling Parties and their respective counsel has complied with the requirements of the applicable laws and rules of the Court, including, without limitation, Rule 11 of the Federal Rules of Civil Procedure, and all other similar laws and/or rules governing professional conduct. 12. Neither the Stipulation nor the Settlement contained therein, nor any term or provision contained in the Stipulation, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, nor any of the negotiations or proceedings connected with the Stipulation or Settlement (including this Judgment or any other orders or judgments entered in connection with the Stipulation or Settlement), is nor shall be construed as nor deemed to be a presumption, a concession, or admission by any of the Settling Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Derivative Action or with respect to any of the claims settled in the Other Derivative Actions, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any Person in the Derivative Action, the Other Derivative Actions, or in any other action or proceeding, except

4 for any litigation or judicial proceeding arising out of or relating to the Stipulation or the Settlement whether civil, criminal, or administrative, for any purpose other than as provided expressly therein. 13. The Released Persons may file the Stipulation and/or this Judgment, and file or reference acts performed or documents executed pursuant to or in furtherance of the Stipulation and/or this Judgment: (i) in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; (ii) in furtherance of the Settlement contemplated in the Stipulation; and (iii) in any action to enforce the Settlement. 14. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation. If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled, terminated, or fails to become Final in accordance with its terms: (i) all Settling Parties and Released Persons shall be restored to their respective positions in the Derivative Action as of the date of the execution of the Stipulation; (ii) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (iii) any portion of the Fee and Expense Amount that has been paid to Plaintiff’s Counsel shall be refunded and returned to Omega’s funding insurance carrier within thirty (30) days, as provided in paragraph V.4.3 of the Stipulation; and (iv) all negotiations, proceedings, documents prepared, and statements made in connection with the Stipulation or Settlement (including the Preliminary Approval Order, this Order and Final Judgment, or any other orders or judgments entered in connection with the Stipulation or Settlement) shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any

5 act, matter, or proposition, and shall not be used in any manner for any purpose in the Derivative Action or in any other action or proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Action or in any other proceeding for any purpose. 15. Pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, this Court hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so. 16. The effectiveness of this Judgment and the obligations of the Settling Parties under the Stipulation and the Settlement shall not be conditioned upon or subject to the resolution of any appeal from this Judgment that relates to the Fee and Expense Amount or Service Award. 17. This Judgment is a final judgment, and the Court finds that no just reason exists for delay in entering the Judgment in accordance with the Stipulation. Accordingly, the Clerk is hereby directed to enter this Judgment forthwith in accordance with Rule 58 of the Federal Rules of Civil Procedure. IT IS SO ORDERED. Dated: HON. JAMES K. BREDAR UNITED STATES DISTRICT JUDGE